Exhibit 10.1
                                                                  ------------
                               SECOND AMENDMENT TO
                                 LOAN AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Second Amendment") is and entered into this 15th day of February, 2001, by and between HE INDUSTRIES, INC., a Delaware corporation, having offices at 10 Industry Dr Lancaster, Pennsylvania 17603 (the "Borrower") and ALLFIRST BANK, a Mary state-chartered commercial bank successor to The First National Bank Maryland, a division of FMB Bank, having offices at 1703 Oregon Pike, Lancas Pennsylvania 17601 (the "Lender").

                              B A C K G R O U N D:

     A. Borrower has borrowed from Lender and desires to continue to borrow Lender in connection with the operation of Its business(es). On February 1999 the parties entered Into a Loan Agreement relative to a Revolving Loan a Mortgage Loan (the "Agreement"). On January 11th, 2000, the parties ent into an Amendment to Loan Agreement (the "Amendment") relative to the Agreem The Agreement and Amendment are incorporated herein by reference and made a hereof. All capitalized terms used herein without definition which are def in the Agreement shall have the meanings set forth therein.

     B. The parties desire to further amend the Agreement.

     C. Borrower has no defense, charge defalcation, claim, plea, demand or off against the Agreement, Amendment or any of the Loan Documents.

     NOW, THEREFORE, for valuable consideration, receipt of which is he acknowledged, and intending to be legally bound hereby, the parties he covenant and agree as follows:

          1. That the above Background is incorporated herein by reference.

          2. That Section 1.1 of the Agreement is amended to extend the cur Revolving Loan Maturity Date from January 31, 2002 to January 31, 2003.

          3. That the terms and conditions, paragraph sections, collateral guaranty requirements, representations and warranties of the Agreement, Amendment and Loan Documents, together with all understandings by between the parties to this Second Amendment evidenced by writings of same or subsequent date not in conflict with the above modifications u this Second Amendment shall remain In full force and effect as agreement of the parties relative to the Loans, and are hereby ratif reaffirmed and confirmed.

          4. That all references to the Agreement, the Amendment, the Documents and the other documents and Instruments delivered pursuant t in connection therewith as well as in writings of the same or subseq date, shall mean the Agreement as amended hereby and as each may in future be amended, restated, supplemented or modified from time to t Similarly, all references to The First National Bank of Maryland division of FMB Bank, shall be deemed to have been made and to refe Allfirst Bank, successor to The First National Bank of Maryland, a divi of FMB Bank.

          5. That the parties hereto shall, at any time, and from time to following the execution of this Second Amendment, execute and deliver such further instruments and take all such further action as ma reasonably necessary or appropriate in order to carry out the provision this Second Amendment, as well as in the Amendment.





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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendmen be executed by their respective duly authorized officers all as of the day year first above written.

    ATTEST:                            HERLEY INDUSTRIES, INC.
                                        a Delaware corporation



    ________________________           By:________________________

    Title:__________________           Title:_____________________



    ________________________           By:________________________

    Title:__________________           Title:_____________________



                                       ALLFIRST BANK, successor to The First
                                       National Bank of Maryland, a Division
                                       of FMB Bank



                                       By:__________________________________

                                       Title:_______________________________